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                                                                   EXHIBIT 10.17

                 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is executed as of this 22nd day of January, 1997, by and between RADIO SYSTEMS CORPORATION, a Tennessee corporation with principal offices in Knoxville, Tennessee ("Borrower") and FIRST AMERICAN NATIONAL BANK, a national banking association with principal offices in Nashville, Tennessee ("Lender");

                               W I T N E S S E T H

         WHEREAS, Borrower and Lender entered into that certain Loan and Security Agreement dated April 3, 1995, as amended by that certain First Amendment to Loan and Security Agreement dated October 25, 1995, that certain Second Amendment to Loan and Security Agreement dated May 17, 1996 (the "Second Amendment"), and that certain Third Amendment to Loan and Security Agreement dated December 13, 1996 (as so amended, the "Agreement") pursuant to which Lender has made available to Borrower a line of credit currently in the maximum principal amount of $4,000,000, as described therein; and

         WHEREAS, Borrower and Lender desire to further amend the Agreement in certain respects;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Unused Portion Commitment Fee. Effective January 1, 1997, the unused portion commitment fee set forth in paragraph 6 of the Second Amendment is hereby deleted.

         2. Representations and Warranties. Borrower represents and warrants that the representations and warranties set forth in Article IV of the Agreement are true and correct on and as of the date of this Amendment, and that no default or Event of Default exists under the Agreement or any other documents executed in connection therewith.

         3. Miscellaneous. Except as amended hereby, the Agreement shall remain in full force and effect. This Amendment does not constitute a waiver of any default or Event of Default under the Agreement, whether or not Lender is aware of any such default or Event of Default.



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                    LENDER:

                                    FIRST AMERICAN NATIONAL BANK



                                    By: /s/  John D. Goodman
                                        -------------------------------
                                        Title: Assistant Vice-President
                                               ------------------------



                                    BORROWER:

                                    RADIO SYSTEMS CORPORATION



                                    By: /s/  James D. Hudson
                                        -------------------------------
                                        Title: Chief Financial Officer
                                               ------------------------


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